UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 19, 2008

VELOCITY ASSET MANAGEMENT, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-161570	65-0008442

(State or other jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ	07446

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201-760-6306)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          On November 19, 2008, the Company issued a press release announcing it has effected a one-for-twenty reverse stock split.

          The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 8.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued November 19, 2008

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 19, 2008

VELOCITY ASSET MANAGEMENT, INC.

/s/ John C. Kleinert

John C. Kleinert
Chief Executive Officer